Exhibit 4


UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


Number 1                                                  $200,000,000

                                                    CUSIP NO. 812404BE0

                       SEARS ROEBUCK ACCEPTANCE CORP.

                       6.50% Note due December 1, 2028

6.50%                                                             6.50%
Due 2028                                                       Due 2028


      Sears Roebuck Acceptance Corp., a corporation organized and existing under the laws of the State of Delaware (hereinafter called the "Company"), for value received, hereby promises to pay to CEDE & Co., or registered assigns, the principal sum of Two Hundred Million Dollars ($200,000,000) upon presentation and surrender of this Note, on the first day of December, 2028, at the office or agency of the Company in the Borough of Manhattan of The City of New York or, at the option of the holder hereof, such office or agency, if any, maintained by the Company in the city in which the principal executive offices of the Company are located or the city in which the principal corporate trust office of the Trustee is located, in such coin or currency of the United States of America as at the time of payment is legal tender for public and private debts, and to pay interest on said principal sum at the rate of 6.50% per annum, either, at the option of the Company, by check mailed to the address of the person entitled thereto as such address shall appear on the Security Register or at either of such offices or agencies, in like coin or currency, from the June 1 or December 1, as the case may be, next preceding the date hereof to which interest has been paid on the Notes referred to on the reverse hereof (unless the date hereof is the date to which interest has been paid on such Notes, in which case from the date hereof, or unless the date hereof is prior to June 1, 1999, in which case from November 24, 1998), semi annually, commencing on June 1, 1999, on June 1 and December 1, until payment of said principal sum has been made or duly provided for. Notwithstanding the foregoing, if this Note is dated after any May 17 and before the following June 1, or after any November 16 and before the following December 1, then this Note shall bear interest from such following June 1 or December 1, as applicable, provided, however, that if the Company shall default in the payment of interest due on such following June
1 or December 1, this Note shall bear interest from the next preceding June 1or December 1 to which interest has been paid on such Note, or if no interest has been paid on such Note, then from November 24, 1998. The interest so payable on any June 1 or December 1, will, subject to certain exceptions provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Note is registered at the close of business on the May 17 prior to such June 1 or the November 16 prior to such December 1. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the registered holder on such Interest Payment Date, and may be paid to the Person in whose name this Note is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice of which shall be given to Noteholders not less than 10 days prior to such Special Record Date, or may be paid, at any time in any other lawful manner, all as more fully provided in such Indenture.

The Company may redeem this Note at any time, in whole or in part, by paying the holder hereof the greater of:

* 100.00% of the principal amount of the portion of this Note that the Company redeems, plus any interest that has accrued, but that the Company has not previously paid to the holder hereof, up to the date that the Company redeems that portion of this Note; and

* the sum of the present values of the remaining scheduled payments of principal of and interest on the portion of this Note that the Company redeems (excluding the portion of any payment of interest that has accrued as of the date the Company redeems that portion of this Note), plus any interest that has accrued, but that the Company has not previously paid to the holder hereof, up to the date that the Company redeems that portion of this Note. The Company will appoint a Reference Treasury Dealer to determine the present values. The Reference Treasury Dealer will determine the present values by discounting each of the remaining scheduled payments. Each of the remaining scheduled payments will be discounted on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate (as defined below) from the date the payment is scheduled to be made to the date the Company redeems that portion of this Note.

The Company must give the holder hereof at least 30, but not more than 60, days' notice that it will redeem any portion of this Note. Interest will not accrue on that portion of this Note that the Company calls for redemption unless the Company fails to pay the redemption price on or after the redemption date.

"Adjusted Treasury Rate" means, for any redemption date, the rate per year equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming that the price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) was equal to the Comparable Treasury Price for that redemption date, plus 0.25%.

 "Comparable Treasury Issue" means the United States Treasury security selected by a Reference Treasury Dealer appointed by the Company:

* that has a maturity comparable to the remaining term of this Note, and

* that would be used, at the time of selection and in accordance with customary financial practice, to price new issues of corporate debt securities of comparable maturity to the remaining term of this Note.

"Comparable Treasury Price" means, for any redemption date:

* the average of the Reference Treasury Dealer Quotations for that redemption date, after excluding the highest and lowest of those quotations (if any), or

* if the Trustee obtains fewer than three Reference Treasury Dealer Quotations, the average of all the quotations.

"Reference Treasury Dealer" means each of Bear, Stearns & Co. Inc., Chase Securities Inc., Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated, and their respective successors; provided, however, that if any of them ceases to be a primary U.S. Government securities dealer in New York City, the Company may replace that entity with another primary U.S. Government securities dealer in New York City.

"Reference Treasury Dealer Quotation" means, for each of at least four Reference Treasury Dealers selected by the Company and any redemption date, the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by that Reference Treasury Dealer at 5:00 p.m. (New York City time) on the third business day before that redemption date. The Trustee will determine this average.

If any Interest Payment Date or the Maturity Date falls on a day that is not a Business Day, the interest or principal payment shall be made on the next day that is a Business Day, and no interest on such payments shall accrue for the period from and after the Interest Payment Date or the Maturity Date. Interest on the Note well be computed on the basis of a 360-day year of twelve 30-day months.

      Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

      This Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof or any indenture supplemental thereto, or become valid or obligatory for any purpose, until the certificate of authentication hereon shall have been signed by or on behalf of the Trustee under such Indenture.


      IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.


Dated: November 24, 1998


                                  Sears Roebuck Acceptance Corp.


                                 By ___________________________________
                                               President



                                By ____________________________________
                                              Vice President





     This is one of the Securities of the series designated and referred to in the within-mentioned Indenture.


The Chase Manhattan Bank
       as Trustee



By:___________________________________
      Authorized Officer



                        SEARS ROEBUCK ACCEPTANCE CORP.

                        6.50% Note due December 1, 2028

      1. This Note is one of a duly authorized issue of debentures, notes, bonds or other evidences of indebtedness of the Company (hereinafter called the "Securities") of the series hereinafter specified, unlimited in aggregate principal amount, all issued or to be issued under or pursuant to an indenture dated as of May 15, 1995, executed between the Company and THE CHASE MANHATTAN BANK, as Trustee; to which indenture and all indentures supplemental thereto (herein collectively called the "Indenture") reference is hereby made for a specification of the rights and limitation of rights thereunder of the Holders of the Securities, the rights and obligations thereunder of the Company and the rights, duties and immunities thereunder of the Trustee. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), may be subject to different sinking, purchase or analogous funds (if any), may be subject to different covenants and Events of Default and may otherwise vary as in the Indenture provided. This Note is one of a series designated as the "6.50% Notes due December 1, 2028" of the Company (hereinafter referred to as the "Notes"). All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

      2. In case a default, as defined in the Indenture, shall occur and be continuing with respect to the Notes, the principal amount of all Notes then outstanding under the Indenture may be declared or may become due and payable upon the conditions and in the manner and with the effect provided in the Indenture. The Indenture provides that such declaration may in certain events be annulled by the Holders of a majority in principal amount of the Notes outstanding.

      3. To the extent permitted by, and as provided in, the Indenture, indentures supplemental thereto may be entered into with the consent of the Company and with the consent of the Holders of not less than a majority in principal amount of the outstanding Securities (as defined in the Indenture) of each series to be affected; provided, however, that no such supplemental indenture shall (i) change the Stated Maturity of the principal of (and premium, if any, on), or the interest on, any Security, or reduce the principal amount of (and premium, if any, on), or the rate of interest on any Security, or change the Currency in which the principal of (and premium, if any) or interest on such Securities is denominated or payable, or reduce the amount of the principal of an Original Issue Discount Security that would be payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 6.1 of the Indenture without the consent of the Holder of each outstanding Security so affected, or (ii) reduce the aforesaid percentage of Securities of any series the Holders of which are required to consent to any such supplemental indenture, without the consent of the Holders of each outstanding Security affected thereby.

      4. The Indenture also provides that the Holders of a majority in principal amount of the Securities of any series then outstanding may waive any past default under the Indenture and its consequences, except a default in the payment of the principal of or interest or premium, if any, on any of the Securities.

      5. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, at the rate, and in the Currency, herein prescribed.

      6. This Note is transferable by the registered Holder hereof or by his attorney duly authorized in writing at the office or agency of the Company in the Borough of Manhattan of The City of New York or, at the option of the Holder hereof, such office or agency, if any, maintained by the Company in the city in which the principal executive offices of the Company are located or the city in which the principal corporate trust office of the Trustee is located, without charge except for any tax or other governmental charge imposed in relation thereto, but only in the manner and subject to the limitations provided in the Indenture and upon surrender of this Note. Upon any such transfer a Note or Notes of authorized denominations for a like aggregate principal amount and bearing a number not contemporaneously outstanding will be issued in exchange herefor.

      7. The Notes are issuable only as registered Notes without coupons, in denominations of $1,000 and any integral multiple of $1,000. In the manner and subject to the limitations provided in the Indenture, Notes are exchangeable, without charge except for any tax or other governmental charge imposed in relation thereto, for other Notes of authorized denominations for a like aggregate principal amount, at the office or agency of the Company in the Borough of Manhattan of The City of New York or, at the option of the Holder hereof, such office or agency, if any, maintained by the Company in the city in which the principal executive offices of the Company are located or the city in which the principal corporate trust office of the Trustee is located.

      8. The Company, the Trustee, any Authenticating Agent, any paying agent and any Security registrar may deem and treat the registered Holder hereof as the absolute owner hereof (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon by anyone other than the Company or any Security registrar) for the purpose of receiving payment of or on account of the principal hereof and interest hereon and for all other purposes, and neither the Company, the Trustee, an Authenticating Agent, a paying agent nor a Security registrar shall be affected by any notice to the contrary. All such payments shall be valid and effectual to satisfy and discharge the liability upon this Note to the extent of the sum or sums so paid.

      9. No recourse shall be had for the payment of the principal of or the interest on this Note or for any claim based hereon or otherwise in any manner in respect hereof, or in respect of the Indenture, against any incorporator, shareholder, officer or director, past, present or future, of the Company or of any predecessor or successor corporation, whether by virtue of any constitutional provision or statute or rule of law, or by the enforcement of any assessment or penalty or in any other manner, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof. In the event of any sale or transfer ofits assets and liabilities substantially as an entirety to a successor corporation, the predecessor corporation may be dissolved and liquidated as more fully set forth in the Indenture.




UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


Number 2                                                     $100,000,000

                                                       CUSIP NO. 812404BE0

                      SEARS ROEBUCK ACCEPTANCE CORP.

                     6.50% Note due December 1, 2028

6.50%                                                               6.50%
Due 2028                                                         Due 2028


      Sears Roebuck Acceptance Corp., a corporation organized and existing under the laws of the State of Delaware (hereinafter called the "Company"), for value received, hereby promises to pay to CEDE & Co., or registered assigns, the principal sum of One Hundred Million Dollars ($100,000,000) upon presentation and surrender of this Note, on the first day of December, 2028, at the office or agency of the Company in the Borough of Manhattan of The City of New York or, at the option of the holder hereof, such office or agency, if any, maintained by the Company in the city in which the principal executive offices of the Company are located or the city in which the principal corporate trust office of the Trustee is located, in such coin or currency of the United States of America as at the time of payment is legal tender for public and private debts, and to pay interest on said principal sum at the rate of 6.50% per annum, either, at the option of the Company, by check mailed to the address of the person entitled thereto as such address shall appear on the Security Register or at either of such offices or agencies, in like coin or currency, from the June 1 or December 1, as the case may be, next preceding the date hereof to which interest has been paid on the Notes referred to on the reverse hereof (unless the date hereof is the date to which interest has been paid on such Notes, in which case from the date hereof, or unless the date hereof is prior to June 1, 1999, in which case from November 24, 1998), semi annually, commencing on June 1, 1999, on June 1 and December 1, until payment of said principal sum has been made or duly provided for. Notwithstanding the foregoing, if this Note is dated after any May 17 and before the following June 1, or after any November 16 and before the following December 1, then this Note shall bear interest from such following June 1 or December 1, as applicable, provided, however, that if the Company shall default in the payment of interest due on such following June
1 or December 1, this Note shall bear interest from the next preceding June 1or December 1 to which interest has been paid on such Note, or if no interest has been paid on such Note, then from November 24, 1998. The interest so payable on any June 1 or December 1, will, subject to certain exceptions provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Note is registered at the close of business on the May 17 prior to such June 1 or the November 16 prior to such December 1. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the registered holder on such Interest Payment Date, and may be paid to the Person in whose name this Note is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice of which shall be given to Noteholders not less than 10 days prior to such Special Record Date, or may be paid, at any time in any other lawful manner, all as more fully provided in such Indenture.

The Company may redeem this Note at any time, in whole or in part, by paying the holder hereof the greater of:

* 100.00% of the principal amount of the portion of this Note that the Company redeems, plus any interest that has accrued, but that the Company has not previously paid to the holder hereof, up to the date that the Company redeems that portion of this Note; and

* the sum of the present values of the remaining scheduled payments of principal of and interest on the portion of this Note that the Company redeems (excluding the portion of any payment of interest that has accrued as of the date the Company redeems that portion of this Note), plus any interest that has accrued, but that the Company has not previously paid to the holder hereof, up to the date that the Company redeems that portion of this Note. The Company will appoint a Reference Treasury Dealer to determine the present values. The Reference Treasury Dealer will determine the present values by discounting each of the remaining scheduled payments. Each of the remaining scheduled payments will be discounted on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate (as defined below) from the date the payment is scheduled to be made to the date the Company redeems that portion of this Note.

The Company must give the holder hereof at least 30, but not more than 60, days' notice that it will redeem any portion of this Note. Interest will not accrue on that portion of this Note that the Company calls for redemption unless the Company fails to pay the redemption price on or after the redemption date.

"Adjusted Treasury Rate" means, for any redemption date, the rate per year equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming that the price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) was equal to the Comparable Treasury Price for that redemption date, plus 0.25%.

 "Comparable Treasury Issue" means the United States Treasury security selected by a Reference Treasury Dealer appointed by the Company:

* that has a maturity comparable to the remaining term of this Note, and

* that would be used, at the time of selection and in accordance with customary financial practice, to price new issues of corporate debt securities of comparable maturity to the remaining term of this Note.

"Comparable Treasury Price" means, for any redemption date:

* the average of the Reference Treasury Dealer Quotations for that redemption date, after excluding the highest and lowest of those quotations (if any), or

* if the Trustee obtains fewer than three Reference Treasury Dealer Quotations, the average of all the quotations.

"Reference Treasury Dealer" means each of Bear, Stearns & Co. Inc., Chase Securities Inc., Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated, and their respective successors; provided, however, that if any of them ceases to be a primary U.S. Government securities dealer in New York City, the Company may replace that entity with another primary U.S. Government securities dealer in New York City.

"Reference Treasury Dealer Quotation" means, for each of at least four Reference Treasury Dealers selected by the Company and any redemption date, the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by that Reference Treasury Dealer at 5:00 p.m. (New York City time) on the third business day before that redemption date. The Trustee will determine this average.

If any Interest Payment Date or the Maturity Date falls on a day that is not a Business Day, the interest or principal payment shall be made on the next day that is a Business Day, and no interest on such payments shall accrue for the period from and after the Interest Payment Date or the Maturity Date. Interest on the Note well be computed on the basis of a 360-day year of twelve 30-day months.

       Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

      This Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof or any indenture supplemental thereto, or become valid or obligatory for any purpose, until the certificate of authentication hereon shall have been signed by or on behalf of the Trustee under such Indenture.


      IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.


Dated: November 24, 1998


                                    Sears Roebuck Acceptance Corp.

                                  By ___________________________________
                                             President

                                 By ____________________________________
                                             Vice President


      This is one of the Securities of the series designated and referred to in the within-mentioned Indenture.


The Chase Manhattan Bank
        as Trustee


By:___________________________________
      Authorized Officer



                      SEARS ROEBUCK ACCEPTANCE CORP.

                      6.50% Note due December 1, 2028

      1. This Note is one of a duly authorized issue of debentures, notes, bonds or other evidences of indebtedness of the Company (hereinafter called the "Securities") of the series hereinafter specified, unlimited in aggregate principal amount, all issued or to be issued under or pursuant to an indenture dated as of May 15, 1995, executed between the Company and THE CHASE MANHATTAN BANK, as Trustee; to which indenture and all indentures supplemental thereto (herein collectively called the "Indenture") reference is hereby made for a specification of the rights and limitation of rights thereunder of the Holders of the Securities, the rights and obligations thereunder of the Company and the rights, duties and immunities thereunder of the Trustee. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), may be subject to different sinking, purchase or analogous funds (if any), may be subject to different covenants and Events of Default and may otherwise vary as in the Indenture provided. This Note is one of a series designated as the "6.50% Notes due December 1, 2028" of the Company (hereinafter referred to as the "Notes"). All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

      2. In case a default, as defined in the Indenture, shall occur and be continuing with respect to the Notes, the principal amount of all Notes then outstanding under the Indenture may be declared or may become due and payable upon the conditions and in the manner and with the effect provided in the Indenture. The Indenture provides that such declaration may in certain events be annulled by the Holders of a majority in principal amount of the Notes outstanding.

      3. To the extent permitted by, and as provided in, the Indenture, indentures supplemental thereto may be entered into with the consent of the Company and with the consent of the Holders of not less than a majority in principal amount of the outstanding Securities (as defined in the Indenture) of each series to be affected; provided, however, that no such supplemental indenture shall (i) change the Stated Maturity of the principal of (and premium, if any, on), or the interest on, any Security, or reduce the principal amount of (and premium, if any, on), or the rate of interest on any Security, or change the Currency in which the principal of (and premium, if any) or interest on such Securities is denominated or payable, or reduce the amount of the principal of an Original Issue Discount Security that would be payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 6.1 of the Indenture without the consent of the Holder of each outstanding Security so affected, or (ii) reduce the aforesaid percentage of Securities of any series the Holders of which are required to consent to any such supplemental indenture, without the consent of the Holders of each outstanding Security affected thereby.

      4. The Indenture also provides that the Holders of a majority in principal amount of the Securities of any series then outstanding may waive any past default under the Indenture and its consequences, except a default in the payment of the principal of or interest or premium, if any, on any of the Securities.

      5. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, at the rate, and in the Currency, herein prescribed.

      6. This Note is transferable by the registered Holder hereof or by his attorney duly authorized in writing at the office or agency of the Company in the Borough of Manhattan of The City of New York or, at the option of the Holder hereof, such office or agency, if any, maintained by the Company in the city in which the principal executive offices of the Company are located or the city in which the principal corporate trust office of the Trustee is located, without charge except for any tax or other governmental charge imposed in relation thereto, but only in the manner and subject to the limitations provided in the Indenture and upon surrender of this Note. Upon any such transfer a Note or Notes of authorized denominations for a like aggregate principal amount and bearing a number not contemporaneously outstanding will be issued in exchange herefor.

      7. The Notes are issuable only as registered Notes without coupons, in denominations of $1,000 and any integral multiple of $1,000. In the manner and subject to the limitations provided in the Indenture, Notes are exchangeable, without charge except for any tax or other governmental charge imposed in relation thereto, for other Notes of authorized denominations for a like aggregate principal amount, at the office or agency of the Company in the Borough of Manhattan of The City of New York or, at the option of the Holder hereof, such office or agency, if any, maintained by the Company in the city in which the principal executive offices of the Company are located or the city in which the principal corporate trust office of the Trustee is located.

      8. The Company, the Trustee, any Authenticating Agent, any paying agent and any Security registrar may deem and treat the registered Holder hereof as the absolute owner hereof (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon by anyone other than the Company or any Security registrar) for the purpose of receiving payment of or on account of the principal hereof and interest hereon and for all other purposes, and neither the Company, the Trustee, an Authenticating Agent, a paying agent nor a Security registrar shall be affected by any notice to the contrary. All such payments shall be valid and effectual to satisfy and discharge the liability upon this Note to the extent of the sum or sums so paid.

      9. No recourse shall be had for the payment of the principal of or the interest on this Note or for any claim based hereon or otherwise in any manner in respect hereof, or in respect of the Indenture, against any incorporator, shareholder, officer or director, past, present or future, of the Company or of any predecessor or successor corporation, whether by virtue of any constitutional provision or statute or rule of law, or by the enforcement of any assessment or penalty or in any other manner, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof. In the event of any sale or transfer of its assets and liabilities substantially as an entirety to a successor corporation, the predecessor corporation may be dissolved and liquidated as more fully set forth in the Indenture.